UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2006 (August 11, 2006)

OPEN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858) 794-8800
(Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 11, 2006, Vera Pardee resigned from our board of directors. In a letter dated August 11, 2006, Ms. Pardee indicated that her resignation was due to her other professional duties which do not allow her to spend as much time as her board duties at Open Energy have required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN ENERGY CORPORATION

Date: August 17, 2006		/s/ David Saltman
	By:	David Saltman
President and Chief Executive Officer